Issued capital and reserves	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
Issued capital and reserves	Issued capital and reserves
The share capital of Sequans Communications S.A. is denominated in euros, as required by law in France. Any distributions to shareholders are denominated in euros. Amounts of capital and reserves presented in the Consolidated Statements of Financial Position in U.S. dollars have been translated using historical exchange rates.
Authorized capital, in number of shares
Authorized capital includes all shares issued as well as all potential shares which may be issued upon exercise of stock options, founders' warrants, other warrants, restricted share awards and conversion of convertible debt, or which the shareholders have otherwise authorized for specific capital increases. At December 31, 2020, the following resolutions for capital increases were approved by the shareholders in June 2020: authorized capital was 147,036,688 ordinary shares with a nominal value of €0.02 each (156,960,089 and 244,254,014 ordinary shares at December 31, 2018 and 2019, respectively).
There is one category of authorized shares: ordinary shares. On November 29, 2019, the Company modified the ratio of shares per ADS from one share per ADS to four shares per ADS.
Shares issued and fully paid

	At December 31,
	2018		2019		2020
	Shares	Amount	Shares	Amount	Shares	Amount
	(in thousands, except for share data)
Ordinary shares	94,732,539	€1,895	95,587,146	€1,912	133,934,090	€2,678
Converted to U.S. dollars at historical exchange rates		$2,384		$2,403		$3,269
Other capital reserves
Other capital reserves include the accumulated share-based payment expense as of period end, the counterpart of which is in retained earnings (accumulated deficit) as the expense is reflected in profit and loss, as well as the fair value of the convertible debt embedded derivatives at the time of conversion rate was fixed in 2016, the change in fair value of the conversion options resulting from the 2017 and 2018 amendments, the value of the conversion option of the 2018 and 2019 convertibles, the value of warrants issued to the holder of the 2015 convertible note in connection with the September 2018 amendment, the value of warrants issued to the holder of the venture debt, the deferred tax impact related to the equity component of the convertible debts and venture debt, the initial fair value of the convertible debt embedded derivatives at the time the amendments were signed in 2020, the reversal of deferred tax liabilities on the equity component of the amended convertible debts and the value of the conversion option of the 2016 and 2019 convertibles debts.
Dividend rights
Dividends may be distributed from the statutory retained earnings and additional paid-in capital, subject to the requirements of French law and the by-laws of Sequans Communications S.A. There were no distributable retained earnings at December 31, 2018, 2019 or 2020. Dividend distributions by the Company, if any, will be made in euros.
Capital transactions

On December 7, 2020, Nokomis Capital, L.L.C, converted the convertible notes issued in 2016 and May 2019 with a principal value of $9,000,000, plus accrued interest and conversion bonus of $3,352,482 into a total of 10,119,844 ordinary shares. $245,467 was recorded in share capital in the Consolidated Statement of Financial Position and $12,107,015 in share premium. The Company agreed to register these shares in a Secondary Offering in order to assist Nokomis to dispose of the shares in an orderly fashion and also agreed to provide new ordinary shares to cover the underwriter’s over-allotment option of up to a maximum of 15% of the number of ordinary shares placed within the framework of the Secondary Offering. On December 10, 2020, the over-allotment option was fully exercised resulting in the issuance of 379,494 additional ADSs (1,517,976 ordinary shares) at a price of $5.50 each. Accordingly, issued capital in the Consolidated Statement of Financial Position was increased by $36,781 recorded in share capital and $2,050,436 in share premium. Costs directly attributable to the equity transaction amounting to approximately $0.4 million were deducted from the share premium.

On May 14, 2020, the Company increased its capital in connection with a public offering by issuing 22,330,096 ordinary shares (including 2,912,620 shares from the underwriters' over-allotment option) at $1.2875 per ordinary share (or $5.15 per ADS). The total offering amounted to $28,749,999. Accordingly, issued capital in the Consolidated Statement of Financial Position was increased by $486,761 recorded in share capital and by $28,263,238 in share premium. Costs directly attributable to the equity transaction amounting to approximately $2.3 million were deducted from the share premium.

On April 2, 2020, the Company entered into a Shareholder Loan Agreement with Bpifrance Participations, providing for an unsecured shareholder loan in an aggregate principal amount of $2.2 million. The loan accrued interest at 4.0% per annum. On May 15, 2020, the Company completed a private placement of 428,869 ADSs (1,715,476 ordinary shares) to Bpifrance Participations at a price of $5.15 per ADS, which equaled the offering price to the public of ADSs sold in the underwritten public offering that closed on May 14, 2020. As a result of the issuance of ADSs to BPI in the private placement, the loan from BPI pursuant to the Shareholder Loan Agreement between the Company and BPI was discharged and issued capital in the Consolidated Statement of Financial Position was increased by $37,253 recorded in share capital and by $2,209,589 (before costs of $0.2 million) recorded in share premium.

On March 31, 2020, the Company entered into an At The Market ("ATM") Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc., as agent, pursuant to which the Company could offer and sell, from time to time, through B. Riley FBR, ADSs having an aggregate offering price of up to $35,000,000. In April 2020, the Company sold 242,646 ADSs (970,584 ordinary shares) under this agreement, representing $1,613,116 of gross proceeds ($1.1 million of net proceeds taking into account all fees for putting in place the ATM program as well as the agent fees related to the ADSs sold). Accordingly, issued capital in the Consolidated Statement of Financial Position was increased by $21,114 recorded in share capital and by $1,592,002 (before costs of $0.5 million) recorded in share premium. On June 1, 2020, the Company terminated, effective June 5, 2020, the ATM agreement.
On February 18, 2019, the Company issued warrants to purchase 9,392,986 ordinary shares to a strategic investor for a total subscription price of $8,360,000. The warrants are exercisable upon 61 days' notice to Sequans at an exercise price of €0.02 per share (€0.08 per ADS). The warrants expire 15 years from the issuance date. Upon issuance of the warrants, $8,360,000 was recorded in share premium in the Consolidated Statement of Financial Position.
On January 17, 2018, the Company increased its capital in connection with a public offering by issuing 14,375,000 ordinary shares (including 1,875,000 shares from the underwriters' over-allotment option) at $1.60 per share ($6.40 per ADS). The total offering amounted to $23,000,000. Accordingly, issued capital in the Consolidated Statement of Financial Position was increased by $352,369 recorded in share capital and $22,647,631 in share premium. Costs directly attributable to the equity transaction amounting to approximately $2.2 million were deducted from the share premium.
In the years ended December 31, 2018, 2019 and 2020, ordinary shares were issued upon exercise of options and warrants as described in Note 13 to the Consolidated Financial Statements.